THOMAS P. PALMER

503.802.2018

FAX 503.972.3718

tom@tonkon.com

April 28, 2005

David Ritenour, Esq.

Special Counsel

United States Securities and Exchange Commission

450 Fifth Street, NW

Washington, D.C. 20549

DayStar Technologies, Inc.

Registration Statement on Form S-3

File No. 333-123497

Amendment No. 2 Filed on April 28, 2005

Dear Mr. Ritenour:

Transmitted earlier today through the Edgar system, on behalf of DayStar Technologies, Inc. (the “Company”), was Amendment No. 2 (“Amendment No. 2”) to the above-referenced Registration Statement on Form S-3 (the “Registration Statement”). Amendment No. 2 has been marked to show changes from Amendment No. 1. Three marked copies of Amendment No. 2 are enclosed for your reference.

This letter responds to the substantive points raised in the Staff’s comments provided in your letter of April 21, 2005 (the “Comment Letter”). For ease of reference, we have included the Staff’s comments from the Comment Letter.

The Company’s responses to the Comment Letter are as follows:

Cover Page

1.

We note your response to comment 4 and that you have proposed to include two alternative prospectus cover pages, one for the primary offering and one for the secondary offering. Please note that you may only use alternative prospectus pages if you include two separate prospectuses in the registration statement, with each prospectus containing the disclosures that are applicable to the offering to which that prospectus relates. For example, the offering, use of proceeds, and plan of distribution disclosures included in the prospectus to be used in connection with the primary offering would be limited to the primary offering, and that prospectus would not include a selling security holder table. Similarly, the offering, use of proceeds, selling security holders, and plan of distribution disclosures included in the prospectus to be used in connection with the secondary offering would be limited to the secondary offering. Both prospectuses should, however, contain appropriate summary references to the existence of the offering being effected by the other prospectus. Finally, if the content of the two prospectuses differs by only a few pages, the second prospectus need not be set forth in its entirety in the registration statement but instead may be presented as a series of substitute pages that, when combined with the remainder of the first prospectus, collectively constitute the second prospectus.

Response to Comment 1. The Company has elected to include two separate prospectuses in the Registration Statement, not because there are extensive differences between the two offerings, but because of mechanical limitations related to numbering of pages and reproduction of the prospectuses. The Company also believes that two prospectuses will prevent any confusion that may occur between the two offerings.

Incorporation of Certain Documents By Reference – Page 18

2.	If required, please update the list of documents being incorporated by reference prior to requesting acceleration of effectiveness of your registration statement.

Response to Comment 2. There have been no new disclosure documents filed requiring incorporation by reference since the Company filed the Registration Statement and, therefore, the list of documents incorporated by reference is not at present required to be updated. Any filings made prior to effectiveness will be incorporated by reference.

We appreciate your prompt review of Amendment No. 2 and the Company’s responses to your comments set forth above. If you have any additional comments or require additional information, please contact me at the telephone number above or Sherrill A. Corbett of our office at (503) 802-2049.

Very truly yours,

/s/  Thomas P. Palmer

Thomas P. Palmer

Attachments

cc:	Dr. John R. Tuttle

Mr. Stephen A. Aanderud

Sherrill A. Corbett, Esq.

Joshua K. Simko, Esq.

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